MANAGED HIGH YIELD PLUS FUND INC.                                 ANNUAL REPORT

                                                                  July 15, 1999

Dear Shareholder,

We are pleased to present you with the first annual report for the Managed High Yield Plus Fund Inc. (the "Fund"), covering the fiscal period from inception on June 26, 1998, to May 31, 1999.

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- The high-yield market regained its footing after the sharp sell-off last August, caused by Russia's financial crisis.

- Fund performance was hurt by that sell-off and by the Fund's exposure to smaller issues, which generally fared worse than the overall market. We began reorienting the Fund toward larger issues.

- The Fund has benefited from strong earnings and advantageous borrowing costs.

- Communications remained the Fund's largest sector, with an emphasis on international long distance companies.

- With spreads above average and issuance likely to tail off, we think the high-yield sector is poised to outperform.

MARKET REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]

     The overall bond market saw an improvement in liquidity and a narrowing of credit quality spreads in the first four months of 1999. (The "spread" is the premium in yield or income over Treasurys that securities must pay to compensate for their additional risk.) Rates trended higher across the Treasury yield curve, with the five- and 10-year bonds yielding 5.56% and 5.62%, respectively, on May 31, 1999.

     The high-yield market, as measured by the CS First Boston High Yield Index (the "Index"), gained 2.53% for the Fund's fiscal year. High-yield spreads to Treasurys tightened from 657 basis points -- or 6.57% -- at year-end 1998 to 564 basis points on May 31, 1999. However, the tightening occurred mainly because Treasury prices fell, not because high-yield prices rose. New high-yield bond issuance is about $54 billion year to date -- about 64% of the 1998 level. According to the DLJ Altman Default Study, for the 12 months ended May 31, 1999, the high-yield default rate was 2.3%, with defaults concentrated in the energy and healthcare sectors. We expect a default rate in a range of 2--4% for 1999 -- up from 1.2% for 1998.

     Despite offering attractive yields, the high-yield bonds of smaller companies generally have not fared as well as those of larger, better-known companies. We believe two factors are responsible for smaller issues' underperformance:

1. The continuing impact of last year's market correction, which made liquidity risk a primary concern and thus made larger issues more attractive.

2. The increasing influence of institutional investors such as insurance companies and pension plans, which tend to buy larger issues. In the environment of falling interest rates that has prevailed in recent years, institutional portfolio managers have sought to maintain their income targets by increasing portfolio exposure to the high-yield sector. For example, A-rated, 10-year corporate bonds yielded 8.5% in 1994,(1) whereas today they yield about 5.6%.(2) With such relatively low yields in the investment grade sector, we expect institutional investors to buy even more high-yield bonds in the future. And we think the "bigger is better" mentality amounts to a structural shift in the high-yield market.

(1) Source: Donaldson, Lufkin & Jenrette, high-yield research; used with permission.
(2) Source: CNN Financial News Network, May 28, 1999

[SIDEBAR]
MANAGED HIGH YIELD PLUS FUND INC.

FUND PROFILE

[GRAPHIC] GOAL: High income; secondarily, capital appreciation

[GRAPHIC] PORTFOLIO MANAGER: Thomas J. Libassi, Mitchell Hutchins Asset Management Inc.

[GRAPHIC] TOTAL NET ASSETS: $388.9 million as of May 31, 1999

[GRAPHIC] DIVIDEND PAYMENTS: Monthly

ANNUAL REPORT

[SIDEBAR]

MANAGED HIGH YIELD PLUS FUND INC.

Credit Quality*

[PIE CHART]
BB & Higher                      25.8%
B                                56.8%
CCC & Lower                       2.6%
Non-Rated                        11.3%
Cash                              1.4%
Equity/Preferred                  2.1%


MANAGED HIGH YIELD PLUS FUND INC.

Top Five Sectors*

Communications (fixed)            17.5%
Cable                              9.9%
Technology                         8.1%
Service                            8.0%
General Industrial                 7.1%


PORTFOLIO REVIEW
-------------------------------------------------------------------------------

PERFORMANCE--
[GRAPHIC]
    For the fiscal period ended May 31, 1999, the Fund (symbol: HYF) returned -9.22% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and -9.37% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan). At May 31, 1999, the Fund's net asset value per share was $12.35, while its share price on the New York Stock Exchange was $12.31.

    During the fiscal period ended May 31, 1999, the Fund paid dividends from net investment income totaling $1.2375 per share. The Fund increased its dividend in January 1999, to $0.1250 per share. The Fund's relatively low borrowing costs allowed it to retain excess earnings, from which the higher dividends were paid. The Fund also benefited from sustained earnings growth. The Fund continues to benefit from favorable borrowing costs.

    The June dividend of $0.1250 per share represents an IPO yield of 10.00% and a yield to current market price of 12.19%. (IPO yield is calculated by multiplying the June distribution by 12 and dividing by the initial public offering price. Market yield is calculated by multiplying the June distribution by 12 and dividing by the Fund's closing price on May 28, 1999.)

HIGHLIGHTS--

    Smaller issues still can be attractive, though we now demand a higher return to compensate for the higher risk of owning them. Mostly we are looking at secondary market purchases, where the bonds may be available at discounts to face value and may include enhancements such as equity participation. Because of our higher demands, the Fund's allocation to smaller issues dropped from 48.9% in July 1998 to 41.7% as of May 31, 1999.*

    The Fund's largest sector weighting remains fixed communications (17.5%), where we are emphasizing international long distance companies. Two companies we like are Viatel (2.7%), which is building a European fiber optic network, and Barak (0.7%), a competitive long distance carrier in Israel. In the U.S. we continue to focus on companies with extensive fiber optic networks such as Metromedia Fiber (1.2%) and Northeast Optic Network (1.7%). While we still find competitive local exchange carriers attractive, we are opting to take profits given their significant price appreciation. In cable, the second largest sector weighting, we favor new entrants that offer integrated voice data and video, such as RCN Corporation (1.3%).

    The entire healthcare sector has suffered because of the distress in one of its sub-sectors, long-term healthcare. As a result, we think other sub-sectors offer attractive prices without similar distress. The Fund is underweighted in the sector overall (2.2%), but we are opportunistically buying bonds from sub-sectors such as acute-care hospitals, which we believe are cheap yet still have strong fundamentals. The Fund recently purchased bonds issued by Triad Hospitals (0.5%), a new issuer in the market. The Triad bonds were offered at some of the best prices we've seen in the healthcare sector in a long time.

    We are applying the same opportunistic sub-sector strategy in the energy sector (6.4%), where we favor oil service companies over exploration and production companies. For example, the Fund purchased Pride International (0.5%), an offshore services company that focuses on deepwater operations. Deepwater work is more expensive and requires rig operators to make longer-term commitments to the service companies -- which makes the oil service companies' interest payments more reliable.

*Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD PLUS FUND INC.                                 ANNUAL REPORT

    As a result of the interest rate backup at the end of May, high-yield spreads have widened somewhat. In light of this widening we intend to focus more on BB-rated bonds, which now yield around 9%. We expect new bond issuance to remain lighter in 1999 than it was in 1998 (we think the surge of issuance now evident is foiled by borrowers rushing to market ahead of year-end and potential Y2K problems). If supply diminishes later in the year, we believe spreads will tighten again, so this seems like a good time to take advantage of the attractive yields in BB credits.

OUTLOOK
-------------------------------------------------------------------------------

    Our 1999 outlook is for gross domestic product growth of about 3% and inflation around 2%. We do not see any signs of recession. High-yield spreads are still well above the 15-year average of 491 basis points and new issuance continues at a rate below the 1998 level despite the increase in April and May. We expect the high-yield sector to outperform against a backdrop of range-bound interest rates. Solid fundamentals and slowly improving technicals also should help support the market. Credit analysis of individual companies remains critical, however, since quality and price vary so greatly in the high-yield market.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

    For a QUARTERLY REVIEW on Managed High Yield Plus Fund Inc. or a fund in the PaineWebber Family of Funds(3), please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander                    /s/  Brian M. Storms

MARGO ALEXANDER                        BRIAN M. STORMS
Chairman and Chief Executive Officer   President and Chief Operating Officer
Mitchell Hutchins                      Mitchell Hutchins
Asset Management Inc.                  Asset Management Inc.


/s/ Thomas J. Libassi

THOMAS J. LIBASSI
Portfolio Manager
Managed High Yield Plus Fund Inc.

    This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(3) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

[SIDEBAR]
Managed High Yield Plus Fund Inc.
Top Ten Holdings*
-----------------------------------------------------------
Viatel                                                2.7%
Northeast Optic Network Inc.                          1.7
Verio                                                 1.7
Alestra S.A.                                          1.6
Hyperion Telecommunications                           1.5
NTL Inc.                                              1.5
Westpoint Stevens                                     1.4
Samsung Electronics                                   1.4
Orion Refining                                        1.3
Lyondell                                              1.3
-----------------------------------------------------------

Managed High Yield Plus Fund Inc.
Portfolio Statistics*
-----------------------------------------------------------
Weighted Avg Maturity                             7.89 Yrs
Weighted Avg Price                                  $87.48
Net Leverage                                        26.46%
-----------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS                                            MAY 31, 1999

PRINCIPAL
  AMOUNT                                                      INTEREST
  (000)                                      MATURITY DATES     RATES         VALUE
----------                                   --------------   ---------   -------------
CORPORATE BONDS--128.89%
AUTOMOTIVE--2.91%
 $   2,500   Federal Mogul Corporation**...     01/15/09         7.500%   $   2,334,275
             HDA Parts Systems
     6,000   Incorporated**................     08/01/05        12.000        5,820,000
             JL French Automotive
     3,150   Castings**....................     06/01/09        11.500        3,181,500
                                                                          -------------
                                                                             11,335,775
                                                                          -------------
CABLE--13.40%
             @Entertainment
     3,050   Incorporated**................     02/01/09        14.500+       1,464,000
    11,150   @Entertainment Incorporated...     07/15/08        14.500+       5,352,000
             21st Century Telecom Group
    14,500   Incorporated..................     02/15/08        12.250+       6,670,000
     5,500   EchoStar DBS Corporation**....     02/01/09         9.375        5,596,250
             Knology Holdings
     8,000   Incorporated..................     10/15/07        11.875+       4,800,000
     7,000   NTL Incorporated**............     10/01/08        11.500        7,770,000
     9,875   Park 'N View Incorporated.....     05/15/08        13.000        2,962,500
    10,000   RCN Corporation...............     10/15/07        11.125+       6,600,000
             TVN Entertainment
     3,000   Corporation**.................     08/01/08        14.000        2,190,000
             UIH Australia/Pacific
     3,000   Incorporated..................     05/15/06        14.000+       2,130,000
             United International Holdings
    10,000   Incorporated..................     02/15/08        10.750+       6,575,000
                                                                          -------------
                                                                             52,109,750
                                                                          -------------
CHEMICALS--1.76%
     6,800   Lyondell Chemical Company**...     05/01/07         9.875        6,834,000
                                                                          -------------
COMMUNICATIONS-FIXED--21.74%
     8,687   Alestra S.A.**................     05/15/06        12.125        8,296,085
             Allegiance Telecom
     5,000   Incorporated..................     05/15/08        12.875        5,400,000
     6,750   Barak ITC.....................     11/15/07        12.500+       3,881,250
     5,000   Esprit Telecom Group PLC......     06/15/08        10.875        5,262,500
             Facilicom International
     3,500   Incorporated..................     01/15/08        10.500        2,730,000
     5,000   Flag Limited..................     01/30/08         8.250        4,750,000
             GST Equipment Funding
     6,000   Incorporated..................     05/01/07        13.250        6,480,000
             Hyperion Telecommunications
     7,750   Incorporated**................     11/01/07        12.000        7,905,000
             Metromedia Fiber Network
     6,000   Incorporated..................     11/15/08        10.000        6,255,000
             NEXTLINK Communications
     5,125   Incorporated..................     06/01/09        10.750        5,125,000
             Northeast Optic Network
     8,500   Incorporated..................     08/15/08        12.750        8,755,000
     7,475   Pathnet Incorporated..........     04/15/08        12.250        4,186,000
     4,750#  Tele1 Europe BV**.............     05/15/09        13.000        4,797,500
     4,000   Time Warner Telecom LLC.......     07/15/08         9.750        4,200,000
    10,000   Viatel Incorporated...........     04/15/08        12.500+       6,525,000
                                                                          -------------
                                                                             84,548,335
                                                                          -------------
COMMUNICATIONS-MOBILE--4.76%
             ICO Global Communications
     6,500#  Limited.......................     08/01/05        15.000        3,380,000
             Nextel Communications
     5,000   Incorporated..................     02/15/08         9.950+       3,325,000
             Nextel International
    12,500   Incorporated..................     04/15/08        12.125+       6,375,000
     2,500   Orange PLC....................     08/01/08         8.000        2,450,000
             Spectrasite Holdings
     5,250   Incorporated**................     04/15/09        11.250+       2,992,500
                                                                          -------------
                                                                             18,522,500
                                                                          -------------

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
  AMOUNT                                                      INTEREST
  (000)                                      MATURITY DATES     RATES         VALUE
----------                                   --------------   ---------   -------------

CORPORATE BONDS (CONTINUED)

CONSUMER MANUFACTURING--5.00%
             Apparel Ventures
 $   3,625   Incorporated(a)...............     12/31/00        12.250%   $     725,000
             Commemorative Brands
     4,000   Incorporated..................     01/15/07        11.000        2,680,000
             Decora Industries
     4,500   Incorporated..................     05/01/05        11.000        4,325,625
             Jafra Cosmetics International
     5,000   Incorporated..................     05/01/08        11.750        4,300,000
             Westpoint Stevens
     7,500   Incorporated..................     06/15/08         7.875        7,406,250
                                                                          -------------
                                                                             19,436,875
                                                                          -------------
ENERGY--8.59%
             Grant Geophysical
     5,000   Incorporated..................     02/15/08         9.750        2,650,000
             GulfMark Offshore
     5,250   Incorporated..................     06/01/08         8.750        4,948,125
             Key Energy Services
     4,000#  Incorporated**................     01/15/09        14.000        4,090,000
     4,000   Northern Offshore ASA.........     05/15/05        10.000        2,040,000
             Orion Refining
     7,000   Corporation**.................     12/01/03        15.000        6,930,000
             Pride International
     2,700   Incorporated..................     06/01/09        10.000        2,716,875
     5,750   R & B Falcon Corporation**....     12/15/08         9.500        5,117,500
             Tesoro Petroleum
     5,000   Corporation...................     07/01/08         9.000        4,912,500
                                                                          -------------
                                                                             33,405,000
                                                                          -------------
FINANCE--6.05%
             Airplanes Pass-Through
     6,000   Trust.........................     03/15/19        10.875        5,880,000
             Morgan Stanley Aircraft
     5,000   Finance.......................     03/15/23         8.700        4,612,500
     5,500   Olympic Financial Limited.....     03/15/07        11.500        4,675,000
     5,000   Signet Capital Trust I........     08/15/27         9.500        3,500,000
             Superior National Insurance
     5,050   Group.........................     12/01/17        10.750        4,848,000
                                                                          -------------
                                                                             23,515,500
                                                                          -------------
FOOD & BEVERAGE--4.56%
     6,500   Iowa Select Farms L.P.**......     12/01/05        10.750        5,427,500
             Mrs. Field's Holding Company
    12,125#  Incorporated**................     12/01/05        14.000+       6,001,875
     6,358   Packaged Ice Incorporated.....     02/01/05         9.750        6,294,420
                                                                          -------------
                                                                             17,723,795
                                                                          -------------
GAMING--2.12%
             Hollywood Casino
     3,750   Corporation**.................     05/01/07        11.250        3,740,625
             International Game
     2,500   Technology**..................     05/15/09         8.375        2,468,750
             Park Place Entertainment
     2,125   Corporation...................     12/15/05         7.875        2,040,000
                                                                          -------------
                                                                              8,249,375
                                                                          -------------
GENERAL INDUSTRIAL--10.23%
     7,000   Aqua Chemical Incorporated....     07/01/08        11.250        5,390,000
             Coltec Industries
     5,000   Incorporated..................     04/15/08         7.500        4,950,000
             Indesco International
     5,000   Incorporated..................     04/15/08         9.750        3,800,000
             J.B. Poindexter & Company
     3,000   Incorporated..................     05/15/04        12.500        2,850,000
             Jordan Telecommunication
     5,900   Products......................     08/01/07        11.750+       5,015,000
             Jordan Telecommunication
     1,325   Products......................     08/01/07         9.875        1,331,625
             Roller Bearing Company of
     5,000   America Incorporated..........     06/15/07         9.625        4,750,000
     7,000   Sabreliner Corporation**......     06/15/08        11.000        6,195,000

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
  AMOUNT                                                      INTEREST
  (000)                                      MATURITY DATES     RATES         VALUE
----------                                   --------------   ---------   -------------

CORPORATE BONDS (CONTINUED)
GENERAL INDUSTRIAL (CONCLUDED)

             Waste Systems International
 $   5,500#  Incorporated**................     01/15/06        11.500%   $   5,500,000
                                                                          -------------
                                                                             39,781,625
                                                                          -------------
HEALTHCARE--2.97%
             Fresenius Medical Care Capital
     3,000   Trust.........................     02/01/08         7.875        2,865,000
             InSight Health Services
     3,000   Corporation...................     06/15/08         9.625        3,015,000
             Tenet Healthcare
     3,000   Corporation**.................     12/01/08         8.125        2,895,000
             Triad Hospitals Holdings
     2,700   Incorporated**................     05/15/09        11.000        2,760,750
                                                                          -------------
                                                                             11,535,750
                                                                          -------------
HOTELS & LODGING--3.77%
     4,650   Host Marriott L.P.**..........     02/15/06         8.375        4,510,500
             Raintree Resorts International
     5,000   Incorporated..................     12/01/04        13.000        3,200,000
             Signature Resorts
     2,875   Incorporated..................     05/15/06         9.250        2,760,000
             Silverleaf Resorts
     5,072   Incorporated..................     04/01/08        10.500        4,209,760
                                                                          -------------
                                                                             14,680,260
                                                                          -------------
METALS--2.21%
             Metal Management
     6,000   Incorporated..................     05/15/08        10.000        4,770,000
             National Steel
     3,750   Corporation**.................     03/01/09         9.875        3,825,000
                                                                          -------------
                                                                              8,595,000
                                                                          -------------
PAPER & PACKAGING--2.16%
             Packaging Corporation of
     5,125   America**.....................     04/01/09         9.625        5,233,906
             Portola Packaging
     3,040   Incorporated..................     10/01/05        10.750        3,161,600
                                                                          -------------
                                                                              8,395,506
                                                                          -------------
REAL ESTATE--2.60%
             American Architectural
     6,000   Products Corporation..........     12/01/07        11.750        4,680,000
     3,575   D.R. Horton Incorporated......     02/01/09         8.000        3,449,875
             Forest City Enterprise
     2,000   Incorporated..................     03/15/08         8.500        2,000,000
                                                                          -------------
                                                                             10,129,875
                                                                          -------------
RESTAURANTS--0.81%
             American Restaurant Group
     3,500   Incorporated..................     02/15/03        11.500        3,158,750
                                                                          -------------
RETAIL--4.14%
     5,660   Advance Holding Corporation...     04/15/09        12.875+       3,381,850
             Ames Department Stores
     5,500   Incorporated**................     04/15/06        10.000        5,417,500
     3,200   Big 5 Corporation.............     11/15/07        10.875        3,336,000
     3,795   Tuesday Morning Corporation...     12/15/07        11.000        3,946,800
                                                                          -------------
                                                                             16,082,150
                                                                          -------------
SERVICE--7.98%
     5,995   American Eco Corporation......     05/15/08         9.625        3,597,000
             Ameriserve Food Distribution
     6,750   Incorporated..................     07/15/07        10.125        5,805,000
             Atlantic Express
     4,000   Transportation Corporation....     02/01/04        10.750        4,050,000

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
  AMOUNT                                                      INTEREST
  (000)                                      MATURITY DATES     RATES         VALUE
----------                                   --------------   ---------   -------------

CORPORATE BONDS (CONCLUDED)
SERVICE (CONCLUDED)

 $   5,250   Budget Group Incorporated**...     04/01/06         9.125%   $   5,040,000
             Nationwide Credit
     4,000   Incorporated..................     01/15/08        10.250        2,820,000
             Premier Graphics
     4,750   Incorporated**................     12/01/05        11.500        4,655,000
             Protection One
     5,250   Incorporated**................     01/15/09         8.125        5,066,250
                                                                          -------------
                                                                             31,033,250
                                                                          -------------
SUPERMARKETS & DRUGSTORES--1.57%
     6,000   The Pantry Incorporated.......     10/15/07        10.250        6,120,000
                                                                          -------------
TECHNOLOGY--10.83%
     6,500   Ampex Corporation++...........     03/15/03        12.000        6,760,000
             Fairchild Semiconductor
     6,000   Corporation...................     03/15/07        10.125        5,985,000
             Rhythms NetConnections
     4,000   Incorporated**................     04/15/09        12.750        3,760,000
             Samsung Electronics America
     7,000   Incorporated**................     05/01/03         9.750        7,140,000
     4,000   Source Media Incorporated.....     11/01/04        12.000        3,040,000
     8,275   Verio Incorporated**..........     12/01/08        11.250        8,730,125
    11,000   Wam! Net Incorporated.........     03/01/05        13.250+       6,710,000
                                                                          -------------
                                                                             42,125,125
                                                                          -------------
TRANSPORTATION--6.68%
             American Reefer Company
     5,000   Limited.......................     03/01/08        10.250        3,150,000
             Eletson Holdings
     1,465   Incorporated..................     11/15/03         9.250        1,406,400
             Equimar Shipholdings
     6,500   Limited.......................     07/01/07         9.875        4,420,000
             Millenium Seacarriers
     6,000   Incorporated..................     07/15/05        12.000        3,720,000
             Navigator Gas Transport
     3,000   PLC**.........................     06/30/07        10.500        1,830,000
     6,250   Stena AB......................     06/15/07         8.750        5,812,500
     7,000   TFM S.A. de C.V. .............     06/15/09        11.750+       4,165,000
             Transportacion Maritima Mexica
     2,000   na S.A. de C.V. ..............     11/15/06        10.000        1,470,000
                                                                          -------------
                                                                             25,973,900
                                                                          -------------
UTILITIES--2.05%
     5,000   Calpine Corporation...........     04/01/08         7.875        4,937,500
     2,994   Panda Funding Corporation.....     08/20/12        11.625        3,053,737
                                                                          -------------
                                                                              7,991,237
                                                                          -------------
Total Corporate Bonds
  (cost--$559,779,279).....................                                 501,283,333
                                                                          -------------

CONVERTIBLE BONDS--1.15%
GENERAL INDUSTRIAL--1.15%
             Corporate Express Incorporated
     5,000   (cost--$4,789,887)............     07/01/00         4.500        4,468,750
                                                                          -------------

MANAGED HIGH YIELD PLUS FUND INC.

NUMBER OF
  SHARES                                         VALUE
----------                                   --------------

COMMON STOCK(a)--2.54%
COMMUNICATIONS-FIXED--2.01%
  173,441    Viatel Incorporated.............................................  $   7,804,838
                                                                               -------------
COMMUNICATIONS-MOBILE--0.00%
      100    ICO Global Communications Limited...............................            850
                                                                               -------------
FOOD & BEVERAGE--0.04%
   28,153    Packaged Ice Incorporated.......................................        161,880
                                                                               -------------
GENERAL INDUSTRIAL--0.10%
    2,000    Jordan Telecommunication Products...............................        400,000
                                                                               -------------
SERVICE--0.39%
  224,275    Waste Systems International Incorporated........................      1,527,873
                                                                               -------------
Total Common Stock (cost--$5,728,526)........................................      9,895,441
                                                                               -------------

PREFERRED STOCK(a)--0.92%
ENERGY--0.06%
  282,988    Orion Refining Corporation......................................        193,281
  897,156    TCR Holdings....................................................         53,328
                                                                               -------------
                                                                                     246,609
                                                                               -------------
GENERAL INDUSTRIAL--0.66%
    2,514    Jordan Telecommunication Products...............................      2,564,280
                                                                               -------------
PAPER & PACKAGING--0.20%
    7,500    Packaging Corporation of America**..............................        783,750
                                                                               -------------
Total Preferred Stock (cost--$3,486,582).....................................      3,594,639
                                                                               -------------

WARRANTS(a)--0.24%
CABLE--0.06%
   56,800    @Entertainment Incorporated.....................................        225,300
    9,875    Park 'N View Incorporated.......................................             99
    3,000    TVN Entertainment Corporation**.................................          7,500
                                                                               -------------
                                                                                     232,899
                                                                               -------------
COMMUNICATIONS-FIXED--0.02%
    7,475    Pathnet Incorporated............................................         74,750
                                                                               -------------
HOTELS & LODGING--0.00%
    5,000    Club Regina Resorts Incorporated................................          5,000
                                                                               -------------
SERVICE--0.02%
   82,500    Waste Systems International Incorporated**......................         82,500
                                                                               -------------

MANAGED HIGH YIELD PLUS FUND INC.

NUMBER OF
  SHARES                                                                           VALUE
----------                                                                     -------------

WARRANTS(a) (CONCLUDED)

TECHNOLOGY--0.14%
   24,000    Wam! Net Incorporated...........................................  $     546,000
                                                                               -------------
TRANSPORTATION NON-AIR--0.00%
    6,000    Millenium Seacarriers Incorporated..............................            750
                                                                               -------------
Total Warrants (cost--$166)..................................................        941,899
                                                                               -------------

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATE   INTEREST RATE
----------                                   -------------   -------------

REPURCHASE AGREEMENT--1.92%
 $   7,453   Repurchase Agreement dated
             5/28/99 with SG Cowen
             Securities Corporation,
             collateralized by $6,991,000
             U.S. Treasury Notes, 7.250%
             due 08/15/04
             (value--$7,602,713); proceeds:
             $7,456,974
             (cost--$7,453,000)............    06/01/99         4.800%             7,453,000
                                                                             ---------------
Total Investments
  (cost--$581,237,440)--135.66%............                                      527,637,062
Liabilities in excess of other
  assets--(35.66)%.........................                                     (138,708,300)
                                                                             ---------------
Net Assets-100.00%.........................                                  $   388,928,762
                                                                             ---------------
                                                                             ---------------

---------------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++ Illiquid securities representing 1.7% of net assets. These securities are valued at fair value as determined in good faith by a valuation committee under the direction of the Fund's board of directors.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing securities

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                                 MAY 31, 1999

ASSETS
Investments in securities, at value
  (cost--$581,237,440)..................     $   527,637,062
Cash....................................              68,346
Receivable for investments sold.........           6,492,440
Interest receivable.....................          12,470,790
Unrealized appreciation on interest rate
  swap..................................              83,431
Other assets............................              51,148
                                           -----------------
Total assets............................         546,803,217
                                           -----------------

LIABILITIES
Bank loan payable.......................         145,000,000
Payable for investments purchased.......          11,707,621
Payable for interest on bank loan.......             675,776
Payable to investment adviser and
  administrator.........................             322,661
Interest payable on swap contract.......              21,354
Accrued expenses and other
  liabilities...........................             147,043
                                           -----------------
Total liabilities.......................         157,874,455
                                           -----------------

NET ASSETS
Capital Stock--$0.001 par value;
  200,000,000 shares authorized;
  31,489,283 shares issued and
  outstanding...........................         470,478,833
Undistributed net investment income.....           5,623,231
Accumulated net realized loss from
  investment transactions...............         (33,656,355)
Net unrealized depreciation of
  investments and interest rate swap....         (53,516,947)
                                           -----------------
Net assets applicable to shares
  outstanding...........................     $   388,928,762
                                           -----------------
                                           -----------------
Net asset value per share...............              $12.35
                                           -----------------
                                           -----------------

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF OPERATIONS

                                            FOR THE PERIOD
                                            JUNE 26, 1998+
                                               THROUGH
                                             MAY 31, 1999
                                           ----------------
INVESTMENT INCOME:
Interest and dividends..................     $ 55,427,115
                                           ----------------

EXPENSES:
Interest expense, loan commitment and
  other fees............................        6,975,751
Investment advisory and
  administration........................        3,433,461
Legal and audit.........................          321,152
Custody and accounting..................          292,981
Organizational expenses.................          108,864
Reports and notices to shareholders.....           87,671
Transfer agency and service fees........           12,473
Directors' fees.........................           10,500
Other expenses..........................           39,770
                                           ----------------
                                               11,282,623
                                           ----------------
Net investment income...................       44,144,492
                                           ----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized loss from investment
  transactions..........................      (33,656,355)
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................      (53,600,378)
    Interest rate swap..................           83,431
                                           ----------------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES.................      (87,173,302)
                                           ----------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     $(43,028,810)
                                           ----------------
                                           ----------------

---------------

+  Commencement of operations

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE PERIOD
                                              JUNE 26, 1998+
                                                 THROUGH
                                               MAY 31, 1999
                                           --------------------
FROM OPERATIONS:
Net investment income...................       $ 44,144,492
Net realized loss from investment
  transactions..........................        (33,656,355)
Net unrealized appreciation/depreciation
  of investments and interest rate
  swap..................................        (53,516,947)
                                           --------------------
Net decrease in net assets resulting
  from operations.......................        (43,028,810)
                                           --------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................        (38,535,123)
                                           --------------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from the sale of shares....        460,575,000
Proceeds from dividends reinvested......          9,817,675
                                           --------------------
Net increase in net assets from capital
  stock transactions....................        470,392,675
                                           --------------------
Net increase in net assets..............        388,828,742

NET ASSETS:
Beginning of period.....................            100,020
                                           --------------------
End of period (including undistributed
  net investment income of
  $5,623,231)...........................       $388,928,762
                                           --------------------
                                           --------------------

-------------

+  Commencement of operations

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CASH FLOWS

                                                               FOR THE PERIOD
                                                               JUNE 26, 1998+
                                                                  THROUGH
                                                                MAY 31, 1999
                                                               --------------
CASH FLOWS USED FOR OPERATING ACTIVITIES:
Interest received...........................................   $  33,543,765
Operating expenses paid.....................................      (3,866,962)
Interest paid...............................................      (6,299,975)
Purchase of short-term portfolio investments, net...........      (7,453,000)
Purchase of long-term portfolio investments.................    (863,471,889)
Sale of long-term portfolio investments.....................     270,658,835
                                                               --------------
Net cash used for operating activities......................    (576,889,226)
                                                               --------------

CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES:
Dividends paid to shareholders..............................     (38,535,123)
Proceeds from bank loan.....................................     145,000,000
Net proceeds from the sale of shares and dividends
  reinvested................................................     470,392,675
                                                               --------------
Net cash provided from financing activities.................     576,857,552
                                                               --------------
Net decrease in cash........................................         (31,674)
Cash at beginning of period.................................         100,020
                                                               --------------
Cash at end of period.......................................   $      68,346
                                                               --------------
                                                               --------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations........   $ (43,028,810)
                                                               --------------
Increase in investments, at value...........................    (527,637,062)
Increase in receivable for investments sold.................      (6,492,440)
Increase in interest receivable.............................     (12,470,790)
Increase in unrealized appreciation on interest rate swap...         (83,431)
Increase in other assets....................................         (51,148)
Increase in payable for investments purchased...............      11,707,621
Increase in payable for interest on bank loan...............         675,776
Increase in payable to investment adviser and
  administrator.............................................         322,661
Increase in payable for interest rate swap..................          21,354
Increase in accrued expenses and other liabilities..........         147,043
                                                               --------------
Total adjustments...........................................    (533,860,416)
                                                               --------------
Net cash used for operating activities......................   $(576,889,226)
                                                               --------------
                                                               --------------

-------------

+  Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. Direct expenses of $1,071,662 relating to the public offering of the Fund's shares were paid by PaineWebber Incorporated ("PaineWebber") at the time of issuance.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS

BORROWINGS

  REVERSE REPURCHASE AGREEMENTS--The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Fund's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the period June 26, 1998 through May 31, 1999 was $49,873,116 at a weighted average interest rate of 4.99%.

  LOAN PAYABLE--The Fund has a $200 million dollar committed credit facility ("facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the unused portion of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund has pledged assets in the amount of $366,733,516 at May 31, 1999 as collateral for the bank loan.

  For the period October 27, 1998 (commencement of borrowings) through May 31, 1999, the Fund borrowed a daily weighted average balance of $139,854,369 at an interest rate of 5.55%.

INTEREST RATE SWAP AGREEMENT

  The Fund entered into an interest rate swap to protect itself from interest rate fluctuations on a portion of its borrowings. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to interest rates for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

  The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

  At May 31, 1999, the Fund had an outstanding interest rate swap contract with the following terms:

                                                                  RATE TYPE
                                                ----------------------------------------------
       NOTIONAL              TERMINATION            PAYMENTS MADE         PAYMENTS RECEIVED           UNREALIZED
        AMOUNT                   DATE                BY THE FUND             BY THE FUND             APPRECIATION
----------------------  ----------------------  ----------------------  ----------------------  ----------------------
    $   20,000,000               3/16/01                  5.5125%                 5.0000%+            $   83,431

-------------

+ Payment rate fixed through June 16, 1999, subsequent receipts based on LIBOR (London Interbank Offered Rate).

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK
  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its Shares.

INVESTMENT ADVISER AND ADMINISTRATOR
  The Fund has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. The Advisory Contract provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

INVESTMENTS IN SECURITIES
  For federal income tax purposes, the cost of securities owned at May 31, 1999 was substantially the same as the cost of securities for financial statement purposes.
  At May 31, 1999, the components of the net unrealized depreciation of investments (excluding interest rate swap) were as follows:

Gross depreciation (investments having an excess of cost over value)...........  $(63,279,620)
Gross appreciation (investments having an excess of value over cost)...........     9,679,242
                                                                                 ------------
Net unrealized depreciation of investments.....................................  $(53,600,378)
                                                                                 ------------
                                                                                 ------------

  For the period June 26, 1998 through May 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $875,179,510 and $277,151,275, respectively.

FEDERAL TAX STATUS
  The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
  At May 31, 1999, the Fund had a net capital loss carryover of $9,728,324 that will expire by May 31, 2007. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $23,622,273 of net realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on June 1, 1999.
  To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 1999, undistributed net investment income was increased by $13,862 and capital stock was decreased by $13,862.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 31,489,283 shares of common stock outstanding, 7,282 shares are owned by Mitchell Hutchins.
  Transactions in shares of common stock for the period June 26, 1998 through May 31, 1999 were as follows:

                                                                                           SHARES       AMOUNT
                                                                                         ----------  ------------
Shares issued..........................................................................  30,705,000  $460,575,000
Dividends reinvested...................................................................     777,615     9,817,675
                                                                                         ----------  ------------
Net increase...........................................................................  31,482,615  $470,392,675
                                                                                         ----------  ------------
                                                                                         ----------  ------------

MANAGED HIGH YIELD PLUS FUND INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the period is presented below:

                                             FOR THE PERIOD
                                             JUNE 26, 1998+
                                                THROUGH
                                              MAY 31, 1999
                                           ------------------
Net asset value, beginning of period....        $  15.00
                                                --------
Net investment income...................            1.42
Net realized and unrealized loss from
 investment transactions................           (2.83)
                                                --------
Net decrease from investment
 operations.............................           (1.41)
                                                --------
Dividends from net investment income....           (1.24)
                                                --------
Net asset value, end of period..........        $  12.35
                                                --------
                                                --------
Market value, end of period.............        $  12.31
                                                --------
                                                --------
Total investment return (1).............           (9.37)%
                                                --------
                                                --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......        $388,929
Expenses to average net assets**........            3.02%*
Net investment income to average net
 assets.................................           11.82%*
Portfolio turnover rate.................              52%
Asset coverage++........................        $  3,682

---------------

+  Commencement of operations

++ Per $1,000 of bank loans outstanding

*  Annualized

** This ratio includes 1.87% related to interest expense for the period June 26, 1998 through May 31, 1999 which represents the cost of leverage to the Fund.

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

MANAGED HIGH YIELD PLUS FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Boards of Directors and Shareholders of
Managed High Yield Plus Fund Inc.

  We have audited the accompanying statement of assets and liabilities of the Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 1999, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period June 26, 1998 (commencement of operations) through May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 1999, the results of its operations, changes in its net assets, cash flows and the financial highlights for the period June 26, 1998 to May 31, 1999, in conformity with generally accepted accounting principles.

   [ERNST & YOUNG SIGNATURE]

New York, New York
July 22, 1999

MANAGED HIGH YIELD PLUS FUND INC.

TAX INFORMATION(UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (May 31, 1999) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were derived from net investment income and are taxable as ordinary income. Additionally, 1.12% of the distributions paid by the Fund qualify for the dividend received deduction available for corporate shareholders.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh, and 403(b)(7) plans) may need this information for their annual reporting.

  Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $58 billion in assets under management as of June 30, 1999.

SHAREHOLDER INFORMATION

  The NYSE ticker symbol for the Managed High Yield Plus Fund Inc. is "HYF." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

YEAR 2000 RISKS

  Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

  In addition, issuers of securities in which the Fund invests may be adversely affected by Year 2000 related problems. This could have an impact on the value of the Fund's investments and share price.

DISTRIBUTION POLICY

  The Fund's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

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MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(CONTINUED)(UNAUDITED)

  The Transfer Agent will serve as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the Transfer Agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Transfer Agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Transfer Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net asset value per Share is greater than the market value per Share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Transfer Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market.

  In the event of a market discount on the dividend payment date, the Transfer Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a Share, plus estimated brokerage commissions, exceeds the net asset value per Share, the average per Share purchase price paid by the Transfer Agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions. The Transfer Agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.

                                                                              21
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MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(CONCLUDED)(UNAUDITED)

  There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends in Shares will not relieve participants of any income tax that may be payable on such dividends.

  Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

22
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DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Thomas J. Libassi
VICE PRESIDENT

Dennis McCauley
VICE PRESIDENT

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

PAINEWEBBER

-C-1999 PaineWebber Incorporated
      Member SIPC

MANAGED HIGH YIELD PLUS FUND INC.


MAY 31, 1999

ANNUAL REPORT